Exhibit 99.1

NEWSLINE
1401 Blake Street • Denver, CO 80202 • Tel (720) 479 3062

Earnings Announcement

DENVER, COLORADO

AUGUST 9 th, 2006

FOR IMMEDIATE RELEASE

Second Quarter diluted earnings per share $0.49

 MacDermid, Incorporated a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and printing industries (NYSE: MRD) today announced financial results for the second quarter ended June 30, 2006.

Second Quarter Operating Results

Sales of $ 207.3 million were $29.0 million higher, a 16.3% increase over the same period in 2005. The Autotype acquisition added $19.2 million compared with June 2005. Sales were strong in Advanced Surface Finishing reflecting demand in our Offshore products and share gain in North America. Foreign currency had a negligible affect on sales in the quarter.

The gross margin percentage declined from 44.9% to 44.1% mainly as a result of the inclusion of the results of our June 2005 acquisition of Autotype which has a lower gross margin percentage than our other businesses.

Operating expenses increased due to the inclusion of Autotype for a full quarter, an increase in our infrastructure in Asia and the absence of the $2.5 million litigation costs in the prior year period.

Operating profit increased by $ 4.4 million (18.7%) to $ 28.0 million. In June 2005 a charge was recorded in the amount of $2.5 million to settle litigation. Absent this expense in 2005 operating profit would have increased $1.9 million or 7.4%.

Diluted earnings per share of $0.49 were 25.6% higher than the $0.39 per share from operations in 2005. Absent the charge for litigation in 2005 the diluted earnings per share in 2005 would have been $0.45, and thus the increase would be $.04 or 8.9%.

Owner Earnings, a measure of free cash flow (defined below and shown in BOLD in the attached Condensed Consolidated Summary of Cash Flows), were $ 17.1 million. Our Cash balance at the end of the quarter was $99.0 million.

Year to date Operating Results

Sales of $ 407.6 million were $59.1 million higher, a 17.0% increase over the same period in 2005. Autotype added $43.8 million compared with last year. Year to date sales were strong in Advanced Surface Finishing reflecting share gain in North America and growth in Asia. Foreign currency had a small unfavorable affect on sales, reducing our reported sales by 1.8%.

The gross margin percentage declined from 45.2% to 44.1% mainly as a result the inclusion of the results of our June 2005 acquisition of Autotype which has a lower gross margin percentage than our other businesses.

Selling, technical and administrative expenses increased by $ 9.6 million due primarily to the inclusion of Autotype for a full two quarters this year, and the absence of the $2.5 litigation costs in the second quarter of last year.

Operating profit increased by $ 4.4 million (9.2%) to $ 52.5 million. In the first quarter of this year we had unusual charges of $1.9 million to recognize the costs for the investigation of a potential acquisition and $2.2 million for the loss on the disposal of assets.

Diluted earnings per share of $0.92 were 19.5% higher than the $0.77 per share in 2005.

Owner Earnings, a measure of free cash flow (defined below and shown in BOLD in the attached Condensed Consolidated Summary of Cash Flows), were $ 16.1 million versus $19.8 million last year to date.

 Dan Leever Chairman and CEO said “we are pleased to see the underlying earnings continue at the levels of the first quarter. We view these results as satisfactory.  Advanced Surface Finishing continues to perform well, especially in North America and Offshore Solutions. ASF Asia was disappointing as operating profits flattened year on year.   In Printing Solutions there was some improvement in North American packaging as a result of better execution in the plants. Autotype continued to perform well. We are concerned about the remainder of the year, especially the summer quarter. Whereas local operating management is optimistic, long experience suggests caution in the current economic environment. ASF Asia flattened in the second quarter. There are uncertainties in North America especially surrounding the automotive industry. There are still substantial issues in Printing Solutions in packaging and with continuing weak end markets in offset and a weaker market for newspapers than we have seen. The summer quarter often is slower than the rest of the year for most of our businesses”.

Note:

Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.

Website: http://www.macdermid.com

MacDermid, Incorporated

NYSE - MRD
CUSIP 554273 10 2

  August 9th, 2006

This report and other Corporation reports and statements describe many of the positive factors affecting the Corporation’s future business prospects.  Investors should also be aware of factors that could have a negative impact on those prospects.  These include political, economic or other conditions such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the business; competitive products, advertising, promotional and pricing activity; the degree of acceptance of new product introductions in the marketplace; technical difficulties which may arise with new product introductions; and the difficulty of forecasting sales at certain times in certain markets.

MacDermid, Incorporated

Condensed Consolidated Summary of Earnings

(Unaudited)

$ in thousands, except share and per share amounts

	Three Months Ended		Six Months Ended
	June 30th	June 30th	June 30th	June 30th
	2006	2005	2006	2005

Proprietary sales	$197,829	$169,273	$389,546	$329,458
Other sales	9,428	9,008	18,069	19,070
Total net sales	207,257	178,281	407,615	348,528

Gross margin	91,375	80,026	179,846	157,679
GM%	44.1%	44.9%	44.1%	45.2%

Selling, technical and administrative	54,727	49,521	105,832	96,191
Research and development	7,996	6,509	15,300	13,041
Consulting fees for acquisition investigation	—	—	1,913	—
Loss on disposal of assets	—	—	2,224	—
Restructure/Purchase Acct.	622	386	2,107	386

Operating profit	28,030	23,610	52,470	48,061

Other income (expense), net	(14)	(622)	(378)	(592)
Interest (expense), net	(6,622)	(7,049)	(12,458)	(14,071)

Earnings before income taxes	21,394	15,939	39,634	33,398
Income tax (expense)	(5,859)	(4,011)	(10,820)	(9,685)

Net earnings	$15,535	$11,928	$28,814	$23,713

Diluted earnings per share	$0.49	$0.39	$0.92	$0.77

Diluted average common shares outstanding	31,402,758	30,787,829	31,234,851	30,799,337

MacDermid, Incorporated

Sales and Margins by Region

$ in thousands

	Three Months Ended		Six Months Ended
	June 30th	June 30th	June 30th	June 30th
	2006	2005	2006	2005

Americas
Total net sales	$79,262	$71,912	$157,439	$139,404
Operating profit	$10,473	$7,441	$15,385	$16,416
OP %	13.2%	10.3%	9.8%	11.8%

Europe
Total net sales	$74,853	$62,731	$146,079	$125,241
Operating profit	$7,893	$7,503	$16,825	$16,220
OP %	10.5%	12.0%	11.5%	13.0%

Asia
Total net sales	$53,142	$43,638	$104,097	$83,883
Operating profit	$9,664	$8,666	$20,260	$15,425
OP %	18.2%	19.9%	19.5%	18.4%

Consolidated Total
Total net sales	$207,257	$178,281	$407,615	$348,528
Operating profit	$28,030	$23,610	$52,470	$48,061
OP %	13.5%	13.2%	12.9%	13.8%

MacDermid, Incorporated

Sales and Margins by Group

$ in thousands

	Three Months Ended		Six Months Ended
	June 30th	June 30th	June 30th	June 30th
	2006	2005	2006	2005

Advanced Surface Finishing
Total net sales	$122,095	$103,333	$239,256	$202,474
Operating profit	$18,709	$16,705	$36,050	$30,840
OP %	15.3%	16.2%	15.1%	15.2%

Printing Solutions
Total net sales	$85,162	$74,948	$168,359	$146,054
Operating profit	$9,321	$6,905	$16,420	$17,221
OP %	10.9%	9.2%	9.8%	11.8%

Consolidated Total
Total net sales	$207,257	$178,281	$407,615	$348,528
Operating profit	$28,030	$23,610	$52,470	$48,061
OP %	13.5%	13.2%	12.9%	13.8%

MacDermid, Incorporated

Condensed Consolidated Balance Sheets

$ in thousands

	June 30th	Dec 31st
	2006	2005
	(Unaudited)	(Restated and Unaudited)

Cash and cash equivalents	$99,041	$80,932
Accounts receivable, net	170,001	155,718
Inventories, net	115,886	92,973
Other current assets	29,299	30,737
Current Assets	414,227	360,360

Property, plant & equipment, net	122,229	123,229
Goodwill	250,934	242,935
Intangibles	42,211	40,916
Other assets, net	52,019	52,487
Total assets	$881,620	$819,927

Payables and accruals	$153,376	$141,109
Short-term debt	1,222	730
Current Liabilities	154,598	141,839

Long-term debt	300,972	301,043
Other long-term liabilities	39,652	37,968
Total Liabilities	495,222	480,850

Shareholders’ equity	386,398	339,077

Total liabilities & shareholders’ equity	$881,620	$819,927

Debt to total capital	44%	47%

MacDermid, Incorporated

Condensed Consolidated Summary of Cash Flows

(Unaudited)

$ in thousands

	Three Months Ended		Six Months Ended
	June 30th	June 30th	June 30th	June 30th
	2006	2005	2006	2005

Net earnings	$15,535	$11,928	$28,814	$23,713

Depreciation	5,016	3,771	9,913	7,617
Amortization	1,518	897	2,970	1,788
Provision for bad debt	110	221	573	738
Stock compensation expense	1,496	1,873	2,248	4,050
Deferred taxes	437	462	3,509	625
Restructuring/Purchase Adjustments	625	386	2,107	386
Working capital changes	(4,303)	5,307	(29,198)	(12,049)
Cash from operations	20,434	24,845	20,936	26,868

Capital Expenditures	(3,537)	(4,820)	(5,099)	(7,826)
Proceeds from Asset Disposal	210	762	289	778
Net Capital Expenditures	(3,327)	(4,058)	(4,810)	(7,048)

Owner earnings**	17,107	20,787	16,126	19,820

Acquisition of business	—	(89,270)	—	(89,270)
Dividends paid	(1,846)	(1,819)	(3,682)	(3,031)
Increase/(decrease) in debt	(1,284)	10,719	287	10,657
Treasury shares	0	—	26	33
Other	2,027	(4,044)	5,352	(5,924)

Increase/(decrease) in cash	$16,004	$(63,627)	$18,109	$(67,715)

**Note: Pro forma owner earnings adjusted for semi-annual bond interest payments would have been as follows:	$10,207	$13,887	$16,126	$19,820

MacDermid, Inc. Conference Call – Charts Q2 June 2006

 8/10/2006 8:58:45 AM8/10/2006 8:58:45 AM8/10/2006 8:58:45 AM

# Sales Revenues

220
200
180
160
140
120
207.3
200.4
193.3
196.3
178.3
172.1
170.2
161.6
197.8
191.7
188.0
182.4
169.3
161.0
160.2
151.0
Sept '04
Dec '04
Mar '05
June '05
Sept '05
Dec '05
Mar '06
Jun '06
Total Sales
Proprietary Sales

YES WE CAN

2

MacDermid

Sales Revenues 161.6 172.1 170.2 178.3 193.3 196.3 200.4 207.3 151.0 161.0 160.2 169.3 182.4 188.0 191.7 197.8 120 140 160 180 200 220 Sept ‘04 Dec ‘04 Mar ‘05 June ‘05 Sept ‘05 Dec ‘05 Mar ‘06 Jun ‘06 Total Sales Proprietary Sales

# Gross Profit
## (before special charges)

50%
47%
44%
41%
38%
35%
47.3%
47.2%
45.6%
44.9%
44.8%
43.5%
44.2%
44.1%
Sept '04
Dec '04
Mar '05
June '05
Sept '05
Dec '05
Mar '06
Jun '06

YES WE CAN

3

MacDermid

Gross Profit (before special charges) 47.3% 47.2% 45.6% 44.9% 44.8% 43.5% 44.2% 44.1% 35% 38% 41% 44% 47% 50% Sept ‘04 Dec ‘04 Mar ‘05 June ‘05 Sept ‘05 Dec ‘05 Mar ‘06 Jun ‘06

# Operating Profit %

(before special charges and Autotype FAS 141 Purchase Acct Adj)
20%
16%
12%
8%
4%
0%
15.9%
15.2%
14.4%
13.5%
13.0%
11.9%
14.0%
13.8%
Sept '04
Dec '04
Mar '05
June '05
Sept '05
Dec '05
Mar '06
Jun '06

YES WE CAN

4

MacDermid

Operating Profit % (before special charges and Autotype FAS 141 Purchase Acct Adj) 13.8% 14.0% 11.9% 13.0% 13.5% 14.4% 15.2% 15.9% 0% 4% 8% 12% 16% 20% Sept ‘04 Dec ‘04 Mar ‘05 June ‘05 Sept ‘05 Dec ‘05 Mar ‘06 Jun ‘06

# EPS, from Continuing Operations

$0.60
$0.45
$0.30
$0.15
$0.00
$0.39
$0.48
$0.38
$0.40
$0.46
$0.39
$0.48
$0.51
Sept '04
Dec '04
Mar '05
June '05
Sept '05
Dec '05
Mar '06
Jun '06
EPS from Continuing Operations (before special charges)

YES WE CAN

5

MacDermid

EPS, from Continuing Operations (before special charges and Autotype FAS 141 Purchase Acct Adjustments) $0.48 $0.39 $0.38 $0.40 $0.46 $0.39 $0.48 $0.51 $0.00 $0.15 $0.30 $0.45 $0.60 Sept ‘04 Dec ‘04 Mar ‘05 June ‘05 Sept ‘05 Dec ‘05 Mar ‘06 Jun ‘06 EPS from Continuing Operations (before special charges)

# Owner Earnings

## (Free Cash Flow)

40
30
20
10
0
-10
29.1
22.2
22.8
15.9
5.9
-1.0
20.8
13.9
8.7
1.8
24.9
18.0
6.0
-0.9
17.1
10.2
Sept '04
Dec '04
Mar '05
Jun '05
Sept '05
Dec '05
Mar '06
Jun '06
As if bond interest was paid quarterly
As reported (semi-annual bond interest payments)

YES WE CAN
6
MacDermid

Owner Earnings (Free Cash Flow) 29.1 15.9 5.9 13.9 8.7 18.0 6.0 10.2 22.2 22.8 -1.0 20.8 1.8 24.9 -0.9 17.1 -10 0 10 20 30 40 Sept ‘04 Dec ‘04 Mar ‘05 Jun ‘05 Sept ‘05 Dec ‘05 Mar ‘06 Jun ‘06 As if bond interest was paid quarterly As reported (semi-annual bond interest payments)

MacDermid, Inc.

Regulation G:   GAAP to Non-GAAP Reconciliation

Gross Profit Before	Three Months Ended										Year Ended	Year Ended
Special Charges (a)	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Dec-04	Dec-05
(In thousands)
Net Sales as reported	$162,012	$165,053	$161,585	$172,135	$170,247	$178,281	$193,260	$196,255	$200,358	$207,257	$660,785	$738,043

Gross Profit as reported	$77,526	$78,074	$76,375	$81,266	$77,653	$80,026	$83,282	$83,771	$88,471	$91,375	$313,241	$324,732
Add: Special Charges	—	—	—	—	—	117	654	293	—	—	—	1,064
Gross Profit Before Special Charges	$77,526	$78,074	$76,375	$81,266	$77,653	$80,143	$83,936	$84,064	$88,471	$91,375	$313,241	$325,796

GP % Before Special Charges	47.9%	47.3%	47.3%	47.2%	45.6%	45.0%	43.4%	42.8%	44.2%	44.1%	47.4%	44.1%

	Three Months Ended										Year Ended	Year Ended
Operating Profit Before Amortization and Special Charges (a)	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Dec-04	Dec-05
(In thousands)
Net Sales per above	$162,012	$165,053	$161,585	$172,135	$170,247	$178,281	$193,260	$196,255	$200,358	$207,257	$660,785	$738,043

Earnings Before Interest and Taxes	$26,551	$27,348	$25,838	$27,615	$24,481	$22,988	$24,937	$21,287	$24,077	$28,016	$107,352	$93,693

Add: Other (Income) Expense	258	(697)	(92)	(1,411)	(30)	620	(799)	249	367	14	(1,942)	40
Add: Special Charges	—	—	—	—	—	502	1,731	2,094	2,042	622	—	4,327

Operating Profit Before Special Charges	$26,809	$26,651	$25,746	$26,204	$24,451	$24,110	$25,869	$23,630	$26,486	$28,652	$105,410	$98,060

% OP Before Special Charges to Net Sales	16.5%	16.1%	15.9%	15.2%	14.4%	13.5%	13.4%	12.0%	13.2%	13.8%	16.0%	13.3%

(a) “Gross Profit Before Special Charges” and “Operating Profit Special Charges” are not intended to represent Net Earnings as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.

MacDermid, Inc.

Regulation G:   GAAP to Non-GAAP Reconciliation

EPS from Continuing Operations Before Special Charges (a)	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Year Ended Dec-04	Year Ended Dec-05
(In thousands, except share and per share amounts)
Net Income (Loss) as reported	$12,893	$13,385	$12,043	$14,903	$11,785	$11,928	$12,916	$10,414	$13,278	$15,535	$53,224	$47,043
Deduct: Income (Loss) from Discontinued Ops, net of income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Income (Loss) from Continuing Operations	12,893	13,385	12,043	14,903	11,785	11,928	12,916	10,414	13,278	15,535	53,224	47,043

Change in accounting method	—	—	—	—	—	—	—	—	—	—	—	—
SFAS 150 gain on stock call option	—	—	—	—	—	—	—	—	—	—	—	—
Cost of sales impact of acquisition inventory adj	—	—	—	—		117	654	293	—	—	—	1,064
Write-off of In process R&D	—	—	—	—	—	385	—	—	—	—	—	385
Restructuring & Other Charges							1,077	1,801	2,042	622		2,878
Total Special Charges (Income)	—	—	—	—	—	502	1,731	2,094	2,042	622	—	4,327

After Tax Effect of Special Charges (Income)	—	—	—	—	—	356	1,238	1,516	1,487	452	—	3,110

Net Income from Continuing Operations Before Tax Effected Special Charges	$12,893	$13,385	$12,043	$14,903	$11,785	$12,284	$14,154	$11,930	$14,765	$15,987	$53,224	$50,153

Earnings Per Share from Continuing Operations Before Tax Effected Special Charges	$0.42	$0.43	$0.39	$0.48	$0.38	$0.40	$0.46	$0.39	$0.48	$0.51	$1.72	$1.62

Diluted Average Common Shares Outstanding	31,041,763	31,014,374	30,988,259	30,794,808	30,809,620	30,787,829	30,865,440	30,940,941	31,065,191	31,402,758	30,961,108	30,892,052

EBITDA from Continuing Operations Before Special Charges (a) (b)	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Year Ended Dec-04	Year Ended Dec-05
(In thousands)
Earnings Before Interest and Taxes	$26,551	$27,348	$25,838	$27,615	$24,481	$22,988	$24,937	$21,287	$24,077	$28,016	$107,352	$93,693

SFAS 150 gain on stock call option	—	—	—	—	—	—	—	—	—	—	—	—
Cost of sales impact of acquisition inventory adj	—	—	—	—	—	117	654	293	—	—	—	1,064
Write-off of In Process R&D	—	—	—	—	—	385			—	—	—	385
Restructuring & Other Charges							1,077	1,801	2,042	622		2,878
Total Special Charges	—	—	—	—	—	502	1,731	2,094	2,042	622	—	4,327

Amortization	734	717	708	850	891	897	1,008	1,561	1,452	1,518	3,009	4,357
Depreciation	4,125	3,989	3,897	4,137	3,846	3,771	4,592	4,829	4,897	5,016	16,148	17,038

EBITDA from Continuing Operations Before Special Charges	$31,410	$32,054	$30,443	$32,602	$29,218	$28,158	$32,268	$29,771	$32,468	$35,172	$126,509	$119,415

Owners Earnings (b)	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Year Ended Dec-04	Year Ended Dec-05
(In thousands)
Net cash flow provided by operating activities	$5,977	$28,153	$22,978	$28,169	$2,023	$24,845	$4,321	$27,979	$501	$20,434	$85,277	$59,168

Capital expenditures, net	782	1,662	768	5,322	2,728	4,058	2,517	3,074	1,483	3,327	8,534	12,377
Owner Earnings	$5,195	$26,491	$22,210	$22,847	$(705)	$20,787	$1,804	$24,905	$(982)	$17,107	$76,743	$46,791

Adjustment for Bond Interest assumed to be paid quarterly

Owner Earnings	$5,195	$26,491	$22,210	$22,847	$(705)	$20,787	$1,804	$24,905	$(982)	$17,107	$76,743	$46,791
Assumed if Bond Interest was paid quarterly	6,900	(6,900)	6,900	(6,900)	6,900	(6,900)	6,900	(6,900)	6,900	(6,900)	—	—
Adjusted Owner Earnings	$12,095	$19,591	$29,110	$15,947	$6,195	$13,887	$8,704	$18,005	$5,918	$10,207	$76,743	$46,791

(a)  “EPS from Continuing Operations Before Special Charges”, “EBITDA from Continuing Operations Before Special Charges” and “Owners Earnings” are not intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.